UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)  January 26, 2006


            AEI REAL ESTATE FUND XVIII LIMITED PARTNERSHIP
        (Exact name of registrant as specified in its charter)


      State of Minnesota          0-18289          41-1622463
(State or other jurisdiction (Commission File     (IRS Employer
      of incorporation)            Number)      Identification No.)


      30 East 7th Street, Suite 1300, St. Paul, Minnesota, 55101
             (Address of Principal Executive Offices)


                            (651) 227-7333
       (Registrant's telephone number, including area code)


  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written  communication  pursuant  to  Rule  425  under  the
      Securities Act (17 CFR 230.425)
[  ]  Soliciting  material  pursuant to  Rule  14a-12  under  the
      Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
      (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

       On January 26, 2006, the Partnership sold a Taco Cabana restaurant in San Antonio, Texas to the lessee. The Partnership received net cash proceeds of approximately $1,640,000 for the property, which resulted in a net gain of approximately $482,000.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

      (a) Financial statements  of  businesses  acquired  -   Not
          Applicable.

      (b) Pro forma financial information - A limited number of pro forma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the pro forma statements. Assuming the Partnership had sold the property on January 1, 2004:

          The Partnership's Investments in Real Estate would have been reduced by $1,157,654 and its Current Assets
          (cash) would have increased by $1,640,000 and Partner's
          Capital would have increased by $482,346.

          For the year ended December 31, 2004, Income from Discontinued Operations would have decreased $244,233, representing a decrease in rental income of $244,514 and a decrease in property management expenses of $281. For the nine months ended September 30, 2005, Income from Discontinued Operations would have decreased $189,500, representing a decrease in rental income of $189,804 and a decrease in property management expenses of $304.

          The net effect of these pro forma adjustments would have caused Net Income to decrease from $2,436,839 to $2,192,606 and from $1,511,354 to $1,321,854, which would have resulted in Net Income of $111.90 and $68.14 per Limited Partnership Unit outstanding for the year ended December 31, 2004 and the nine months ended September 30, 2005, respectively.

      (c) Exhibits.

          Exhibit 10.1 - Purchase Agreement dated May 21, 2003 between the Partnership and Texas Taco Cabana, LP relating to the Property at 7339 San Pedro Avenue, San Antonio, Texas (incorporated by reference to Exhibit
          10.1 of Form 10-QSB filed August 8, 2003).

          Exhibit 10.2  - Fourth Amendment to Purchase  Agreement
          dated  February  17, 2004 between the  Partnership  and
          Texas Taco Cabana, LP relating to the Property at  7339
          San Pedro Avenue, San Antonio, Texas.

          Exhibit 10.3 - Twelfth Amendment to Purchase  Agreement
          dated  December  16, 2005 between the  Partnership  and
          Texas Taco Cabana, LP relating to the Property at  7339
          San Pedro Avenue, San Antonio, Texas.



                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AEI REAL ESTATE FUND XVIII LIMITED
                              PARTNERSHIP

                              By: AEI Fund Management XVIII, Inc.
                                 Its:  Managing General Partner


Date:  January 27, 2006            /s/ Patrick W Keene
                              By:      Patrick W. Keene
                                 Its:  Chief Financial Officer